                                                                    Exhibit 99.2

                            STOCK PURCHASE AGREEMENT

      THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of April 12, 2007 by and between Steel Partners II, L.P., a Delaware limited partnership (the "Seller"), and WHX Corporation, a Delaware corporation (the
"Purchaser").

                                   WITNESSETH:

      WHEREAS, the Seller owns 100 shares of common stock, $0.01 par value
(individually, a "Share," and collectively, the "Shares"), of BZ Acquisition
Corp., a Delaware corporation (the "Company"), constituting all of the issued and outstanding shares of capital stock of the Company;

      WHEREAS, on June 22, 2006, the Seller and the Company commenced a tender offer to purchase all of the outstanding shares of Bairnco Corporation, a
Delaware corporation ("Bairnco"), at $12.00 net per share in cash (as amended or supplemented from time to time, the "Offer");

      WHEREAS, the Seller, the Company and Bairnco entered into an Agreement and
Plan of Merger, dated as of February 23, 2007 (the "Merger Agreement"), providing, among other things, for an amendment to the Offer to increase the offer price to $13.50 net per share in cash;

      WHEREAS, the Merger Agreement expressly permits the Seller to transfer its entire interest in the Company to an affiliate; and

      WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, the Shares for a total purchase price of
$10.00, on the terms and subject to the conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

            1. SALE OF STOCK.

                  1.1 SALE. On the terms and subject to the conditions set forth in this Agreement, the Seller agrees to sell and the Purchaser agrees to purchase the Shares.

                  1.2 PURCHASE PRICE. The aggregate purchase price for the
Shares is $10.00 (the "Purchase Price"), payable by check to the Seller concurrently with the execution and delivery of this Agreement.

                  1.3 DOCUMENTS. The Seller hereby agrees to execute and deliver any such certificates, instruments or documents, and to do and perform such other further acts as shall be deemed necessary, in order to effect the transfer of the Shares pursuant to this Agreement.

            2. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller
represents and warrants to the Purchaser as follows:

                  2.1 OWNERSHIP OF COMMON STOCK. The Shares are solely owned by the Seller, validly issued, fully paid and non-assessable and are free and clear of any and all liens, pledges, security interests, judgments, encumbrances, claims, charges and assessments and subject to no options, agreements, or restrictions with respect to transferability (collectively, "Encumbrances"). The
Seller represents that the Purchaser will acquire good, valid and marketable title to the Shares free and clear of all Encumbrances. The Seller owns one hundred (100) Shares and such Shares represent all of the issued and outstanding shares of capital stock of the Company. There are no actions, suits, proceedings or claims pending or, to the knowledge of the Seller, threatened with respect to or in any manner affecting the ownership by the Seller of the Shares or the sale of the Shares by the Seller to the Purchaser.

                  2.2 AUTHORIZATION. The Seller has all requisite power, legal capacity and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement when duly executed and delivered by the
Seller will constitute a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies.
The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Seller and the Seller is duly and validly formed and existing and in good standing under the laws of the State of
Delaware.

                  2.3 NO VIOLATION OF LAW. None of the execution, delivery and performance of this Agreement by the Seller conflicts with, or constitutes a violation of or default under, any statute, law, regulation, judgment, ruling, order or decree applicable to the Seller, or any contract, commitment, agreement, understanding, arrangement, charter or governing document or instrument or restriction of any kind to which the Seller is a party or by which the Seller or any of its assets or properties is bound.

                  2.4 APPROVALS AND CONSENTS. No action, approval, consent or authorization, including, but not limited to, any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau, or instrumentality is necessary or required as to the Seller in order to constitute this Agreement as a valid, binding and enforceable obligation of the Seller in accordance with its terms.

                  2.5 NO PRIOR ACTIVITIES. Except for obligations or liabilities incurred in connection with its incorporation or the negotiation and consummation of the Merger Agreement, the Offer, the Merger and the other transactions contemplated by the Merger Agreement, and the Consent Statement (as
defined in the Merger Agreement), the Company has not incurred any obligations or liabilities, engaged in any business or activities of any type or kind whatsoever or entered into any agreements or arrangements with any person or entity.

                  2.6 MERGER AGREEMENT. A true, complete and correct copy of the
Merger Agreement is attached as EXHIBIT A to this Agreement. The Merger

Agreement is in full force and effect on and as of the date hereof and is a legal, valid and binding agreement of each of the Seller and the Company, enforceable against each in accordance with its terms, subject to the
Enforceability Exceptions (as defined in the Merger Agreement). The Seller is not aware of (i) any material inaccuracy in any of the representations or warranties of Bairnco contained in the Merger Agreement, (ii) any material breach by Bairnco of any covenants or agreements required to be performed by it under the Merger Agreement or (iii) the non-fulfillment of any of the conditions to the respective obligations of the Seller and the Company under the Merger
Agreement.

                  2.7 TENDER OFFER DOCUMENTS. Neither the Schedule TO nor the
Offer Documents (as such terms are defined in the Merger Agreement), at the respective times the Schedule TO, the Offer Documents or any amendments or supplements thereto were filed with the Securities and Exchange Commission or were first published, sent or given to stockholders of Bairnco, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading. The Schedule TO complies as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. Notwithstanding the foregoing, the Seller make no representation or warranty with respect to any information supplied by or on behalf of Bairnco which is contained in any of the foregoing documents.

                  2.8 DUE DILIGENCE INFORMATION. The Seller has made available to the Purchaser all documents and other information provided to the Seller by or on behalf of Bairnco in connection with the Offer, the Merger and the other transactions contemplated by the Merger Agreement (the "Bairnco Information").
The Seller makes no representation or warranty, express or implied, as to the accuracy or completeness of the Bairnco Information, and the Purchaser acknowledges and agrees that the Seller makes no such representation or warranty and that the Seller shall have no liability to the Purchaser or any other person with respect to the accuracy or completeness of the Bairnco Information. The
Purchaser further acknowledges and agrees that the Seller shall have no liability to the Purchaser or any other person relating to or resulting from the use of the Bairnco Information by or on behalf of the Purchaser.

            3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser
represents and warrants to the Seller as follows:

                  3.1 AUTHORIZATION. The Purchaser has all requisite power,
legal capacity and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement when duly executed and delivered by the
Purchaser will constitute a legal, valid and binding obligation of the
Purchaser, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies.
The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Purchaser and the Purchaser is duly and validly formed and existing and in good standing under the laws of the state of
Delaware.

                  3.2 NO VIOLATION OF LAW. None of the execution, delivery and performance of this Agreement by the Purchaser conflicts with, or constitutes a violation of or default under, any statute, law, regulation, judgment, ruling, order or decree applicable to the Purchaser, or any contract, commitment, agreement, understanding, arrangement, charter or governing document or instrument or restriction of any kind to which the Purchaser is a party or by which the Purchaser or any of its assets or properties is bound.

                  3.3 APPROVALS AND CONSENTS.  No action,  approval,  consent or authorization,  including, but not limited to, any action, approval,  consent or authorization  by any  governmental or  quasi-governmental  agency,  commission, board,  bureau, or  instrumentality is necessary or required as to the Purchaser in order to  constitute  this  Agreement  as a valid,  binding  and  enforceable obligation of the Purchaser in accordance with its terms.

            4. GENERAL PROVISIONS.

                  4.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter contained herein and supersedes all prior oral or written agreements, if any, between the parties hereto with respect to such subject matter and, except as otherwise expressly provided herein, is not intended to confer upon any other person any rights or remedies hereunder. Any amendments hereto or modifications hereof must be made in writing and executed by each of the parties hereto.

                  4.2 NOTICES. All notices and other communications provided for under this Agreement shall be in writing (including facsimile transmissions) and transmitted or delivered: if to the Purchaser, to WHX Corporation, 555 Theodore
Fremd Avenue, Rye, New York 10580, Facsimile: (914) 925-4496, Attention: Ellen
T. Harmon, Esq.; if to the Seller, to Steel Partners II, L.P., 590 Madison
Avenue, 32nd Floor, New York, New York 10022, Facsimile: (212) 758-5789,
Attention: Warren G. Lichtenstein, with a copy to Littman Krooks LLP, 655 Third
Avenue, 20th Floor, New York, New York 10017, Facsimile: (212) 490-2990,
Attention: Mitchell C. Littman, Esq.; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 4.2. Notices may be sent by (i) first-class mail, postage prepaid, return receipt requested, (ii)
Federal Express or other reputable overnight delivery service (for delivery the next business day), (iii) telecopy or (iv) personal delivery by messenger, and shall be effective upon receipt in each such case.

                  4.3 WAIVER. Any failure by the Seller or the Purchaser to
enforce any rights hereunder shall not be deemed a waiver of such rights.

                  4.4 SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable, the remaining provisions shall remain in full force and effect.

                  4.5 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to conflict of laws principles.

                  4.6 SUCCESSORS AND ASSIGNS; NO THIRD PARTY BENEFICIARIES. This
Agreement shall bind the successors and assigns of the parties, and inure to the benefit of any successor or assign of any of the parties; provided, however, that no party may assign this Agreement without the other party's prior written consent. Nothing in this Agreement, whether expressed or implied, may be construed to confer upon or to give to any third party any legal or equitable right, remedy or claim under or in respect of this Agreement.

                  4.7 HEADINGS. The headings or captions contained in this
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  4.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  4.9 EXPENSE REIMBURSEMENT. The Purchaser shall reimburse the
Seller for all reasonable fees and expenses incurred by the Seller through the date hereof in connection with the Offer, the Merger, the other transactions contemplated by the Merger Agreement and the Consent Statement, including, without limitation, printing fees and expenses, mailing expenses, fees and expenses of legal counsel, fees and expenses of the depositary and information agent in connection with the Offer, and fees and expenses of the consent solicitor in connection with the Consent Statement. Such expense reimbursement shall in no way be deemed to constitute additional consideration for the Shares.

                  4.10 ADDITIONAL DOCUMENTS. The Purchaser and the Seller agree to execute any additional documents reasonably required to effect the transfer of the Shares to the Purchaser under this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                                          PURCHASER:

                                          WHX CORPORATION

                                          By: /s/ James McCabe
                                             -----------------------------------
                                          Name:  James McCabe
                                          Title: Senior Vice President

                                          SELLER:

                                          STEEL PARTNERS II, L.P.

                                          By: Steel Partners, L.L.C.,
                                              its General Partner

                                          By: /s/ Warren G. Lichtenstein
                                              ----------------------------------
                                          Name:   Warren G. Lichtenstein
                                          Title:  Managing Member

                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]